                                                                    EXHIBIT 23.2


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        As independent certified public accountants, we hereby consent to the incorporation by reference in this Amendment No. 2 to Form S-8 registration statement of our report dated February 10, 1999, included in H.T.E., Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.

Orlando, Florida
February 29, 2000                                 /s/ Arthur Andersen LLP